GOING CONCERN UNCERTAINTY	9 Months Ended
Mar. 31, 2012
Notes to Financial Statements
GOING CONCERN UNCERTAINTY

NOTE 20 – GOING CONCERN UNCERTAINTY

As shown in the accompanying consolidated financial statements, the Company has accumulated deficit of $ 28,502,071 and cash flow from operations amounting $134,435 for the period ended March 31, 2012. These factors as well as the uncertain conditions that the Company faces in its day-to-day operations with respect to cash flows create an uncertainty as to the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. The company currently has a significant asset balance labeled construction in progress, a real estate project called Pointe 91 in Vietnam. However, this balance represents cost incurred and capitalized interest on borrowed funds [See Note 8]. This balance is also subject to the Company’s commitment with Vietnamese governmental authorities to carry out the development of Pointe 91 real estate project in Chu Lai, Quang Nam Province, Vietnam. Management has taken action to provide sufficient cash to meet its operating needs through December 31, 2012 and beyond.  In the next twelve months, the Company will mainly focus on acquisition of coal assets, international trade involving coal, oil, gold, iron ores, and other industrial commodities, and investment in natural resources. The Company plans to continue divesting its interests in real estate and hospitality development, mergers and acquisitions and consulting services, and other non-core business activities. The Company anticipates generating more revenues through its energy-related business, especially coal production and trading in the near future. No assurances can be made that management will be successful in achieving its plan. The president and chairman of the Company has committed to funding the Company's operations for the next twelve months.